Pursuant  to  Rule  424(c),   Registration   Statement  No.   33-89676
          Supplement to  Prospectus  Dated May 1, 1997
          Supplement  Dated May 1, 1997


         The Guaranteed Maturity Annuity being offered to you pursuant to this Prospectus has the following charges and features:

Sales Charge/Surrender Charge: A sales charge is assessed when premium is submitted. The amount of the sales charge depends on the amount of premium submitted at the time, irrespective of the number of Contracts issued (see "Application and Premium Payment", p. [ ]). The sales charge is as shown in the chart below. There is no surrender charge on either a full or partial surrender (see "Sales Charge", p.[ ] and "Surrender Charge", p. [ ].

Breakpoints: While we reserve the right to make additions to the Interim Values of Contracts of Participants submitting large amounts of premium, we currently do not make such additions in relation to large premiums submitted for the Guaranteed Maturity Annuity being offered to you pursuant to this Prospectus. However, the sales charges noted below do decrease as shown for larger premiums (see "Breakpoints", p. [ ].

            Sales Charges for All Contracts Offered Pursuant to this Prospectus/Specified Maximum Percentages for Exchange Contracts Only

                                                                                                              Specified
Premium Received                                             Sales Charge                              Maximum Percentage

Less than $50,000                                               3.75%                                           2.81%
At least $50,000 but less than $100,000                         3.25%                                           2.44%
At least $100,000 but less than $250,000                        2.70%                                           2.03%
At least $250,000 but less than $500,000                        2.40%                                           1.80%
At least $500,000 but less than $1,000,000                      2.00%                                           1.50%
At least $1,000,000 or more                                     1.00%                                            .75%


Guarantee Periods: As of the date shown above, we offer Guarantee Periods of five, ten and fifteen years. We may change the Guarantee Periods we offer at some future date (see "Guarantee Periods", p. 10)

Interest Rate Minimums: Interest rates are subject to a minimum. We may declare higher rates. The minimum for each Guarantee Period is based on both an index and a reduction to the interest rate determined according to the index. The index is based on certificates of indebtedness of the United States Treasury.
The  reduction  for  Guarantee  Periods  of ten  years  or less is 1.35  percent
(0.0135) and 1.75 percent  (0.0175) for the fifteen year  Guarantee  Period (see
"Interest Rates", p. 11).


*When this Supplement  accompanies  the Prospectus,  it supplants the Supplement
"GMA-SUPP (5/97)" printed on page 2 of the Prospectus.

CATS-SUPP (5/97)